UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 845-6511
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 10, 2020, Restaurant Brands International Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the eleven (11) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2021 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2021 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (iv) did not approve a shareholder proposal to report on the Company’s minimum requirements and standards related to workforce practices, and (v) did not approve a shareholder proposal to develop a comprehensive policy on plastic pollution and sustainable packaging and issue a report to investors. The voting results for each proposal are as follows:
Proposal 1: Election of the eleven (11) directors specifically named in the Proxy Statement, each to serve until the close of the 2021 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Alexandre Behring	332,330,265	36,041,328	11,670,840
João M. Castro-Neves	364,907,668	3,463,925	11,670,840
Maximilien de Limburg Stirum	366,621,528	1,750,065	11,670,840
Paul J. Fribourg	350,801,125	17,570,468	11,670,840
Neil Golden	365,355,581	3,016,012	11,670,840
Ali Hedayat	353,476,753	14,894,840	11,670,840
Golnar Khosrowshahi	353,906,938	14,464,655	11,670,840
Giovanni (John) Prato	367,752,771	618,822	11,670,840
Daniel S. Schwartz	365,282,602	3,088,991	11,670,840
Carlos Alberto Sicupira	354,404,627	13,966,966	11,670,840
Roberto Moses Thompson Motta	366,165,213	2,206,380	11,670,840

Proposal 2: Approval, on an advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
338,120,882	30,000,368	250,334	11,670,840

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2020 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
274,360,743	105,672,592	0

Proposal 4: Consider a shareholder proposal to report on Company’s minimum requirements and standards related to workforce practices:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
137,169,425	231,014,051	188,106	11,670,840

Proposal 5: Consider a shareholder proposal to develop a comprehensive policy on plastic pollution and sustainable packaging and issue a report to investors

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
34,541,307	333,656,986	173,288	11,670,840

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: June 10, 2020	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary